                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 20, 1994



                         APPLIED MAGNETICS CORPORATION
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------



     Delaware                         1-6635             95-1950506
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     (State of other        (Commission File Number)    (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                     Number)



       Registrant's telephone number, including area code: (805) 683-5353
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 Item 5. Other Events
- - ---------------------

     On June 20, 1994, the Registrant issued a press release, dated June 17, 1994, announcing the engagement by the Registrant of Lehman Brothers Inc. as financial advisors to assist the Registrant in exploring a number of strategic options for maximizing shareholder value, the fact that the Registrant is proceeding with the establishment of additional credit facilities and that has taken or will take a number of steps to reduce costs and conserve cash, including work force reductions. The Registrant also announced the resignation of Dr. Richard D. Balanson as President and Chief Operating Officer and the election of William R. Anderson, currently the Chief Executive Officer, to the position of President.

Item 7. Financial Statements and Exhibits
- - -----------------------------------------

     (c) Exhibits

     20. Press Release, dated June 17, 1994, announcing the matters described in Item 5.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                APPLIED MAGNETICS CORPORATION



Date:  July 11, 1994            By:________________________________________
                                   Kathryn E. Gehrke
                                   Vice President, Chief Financial
                                   Officer and Treasurer
                                   (Principal Financial Officer)



Date:  July 11, 1994            By:____________________________________________
                                   Scott O. Davis
                                   Corporate Controller
                                   (Principal Accounting Officer)

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                                 EXHIBIT INDEX
                                 -------------





                                                           Page Number In
                                                        Sequential Numbering
          Exhibit                                              System
          -------                                       --------------------



            20     Press Release, dated June 17,                4-5
                   1994, announcing Registrant's
                   engagement of Lehman Brothers
                   Inc. as financial advisors to
                   assist the Registrant in exploring
                   a number of strategic options for
                   maximizing shareholder value and
                   that the Registrant is proceeding
                   with the establishment of additional
                   credit facilities and has taken, or
                   will take, a number of steps to
                   reduce costs and conserve cash,
                   including work force reductions.
                   The Registrant also announced the
                   resignation of Dr. Richard D.
                   Balanson as President and Chief
                   Operating Officer and the election
                   of William R. Anderson, currently
                   the Chief Executive Officer, to
                   the position of President.

                                       3